EXHIBIT 32.1

EXHIBIT 99

Certification Pursuant to Title 18, United States Code, Section 1350, as Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Tradeshow Products, Inc. ("TPI") on Form 10-QSB for the none-month period ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tiffany Miller, President and Chief Executive Officer of TPI, and I, Tiffany Miller, Principal Financial Officer of TPI, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of TPI.

Date: August 15, 2007

/s/ Tiffany Miller

Tiffany Miller

President and Chief Executive Officer

Date: August 15, 2007

/s/ Tiffany Miller

Tiffany Miller

Principal Financial Officer